I Share Prospectus

TCW LifePlan Funds

Conservative Fund

Moderate Fund

Aggressive Fund

Global Aggressive Fund

This Prospectus tells you about the Institutional Class shares of four of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference. Sometimes we will refer to the funds in this prospectus as TCW LifePlan Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

December 21, 2006

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and US equity and fixed income investment products and services for investors around the world. With a team of more than 325 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class I shares of four lifestyle asset allocation funds, known as the LifePlan Funds (collectively the “Funds”), offered by TCW Funds, Inc. (“TCW”), each of which invests primarily in other TCW funds (“Underlying Funds”). Each of the Funds has different investment objectives and policies that are designed to meet different investment goals. Please read this prospectus carefully before investing, and keep it for future reference.

LIFEPLAN FUNDS

TCW Conservative LifePlan Fund

TCW Moderate LifePlan Fund

TCW Aggressive LifePlan Fund

TCW Global Aggressive LifePlan Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

December 21, 2006

i

Trading Limits	35
Distributions and Taxes	40
Disclosure of Portfolio Information	41
Financial Highlights	42

FOR MORE INFORMATION	43

ii

GENERAL FUND INFORMATION

Investment Objectives, Principal Strategies and Risks

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies	Main Risks*

Conservative LifePlan	Current income and secondarily, long-term capital appreciation.	Invests in fixed income funds, equity funds of large cap growth and value companies and money market funds	Price volatility risk, liquidity risk, equity risk, foreign investing risk (including emerging markets risk), credit risk (including “junk bond” risk), interest rate risk (including extension risk and prepayment risk)

Moderate LifePlan	Long-term capital appreciation and secondarily, current income.	Invests in U.S. equity funds of large cap and mid cap companies and fixed income funds, including funds that invest in high yield securities, commonly known as “junk bonds”	Price volatility risk, liquidity risk, equity risk, foreign investing risk (including emerging markets risk), credit risk (including “junk bond” risk), interest rate risk (including extension risk and prepayment risk), investment style risk

Aggressive LifePlan	Long-term capital appreciation.	Invests in U.S. equity funds of growth, value, large cap, mid cap and small cap companies and fixed income funds, including funds that invest in high yield securities, commonly known as “junk bonds”	Price volatility risk, liquidity risk, equity risk, foreign investing risk (including emerging markets risk), credit risk (including “junk bond” risk), interest rate risk (including extension risk and prepayment risk), investment style risk

Global Aggressive LifePlan	Long-term capital appreciation.	Invests in U.S. equity funds, fixed income funds and international funds, including emerging markets	Price volatility risk, liquidity risk, equity risk, foreign investing risk (including emerging markets risk), credit risk (including “junk bond” risk), interest rate risk (including extension risk and prepayment risk), defaulted securities risk, investment style risk

*	Please refer to the Principal Risks and risk Definitions section for more information on each of the risks listed above.

Overall Investment Approach

The LifePlan Funds are intended for investors who prefer to have their asset allocation and fund selection decisions managed by professional money managers. Each Fund is a “fund of funds” and seeks to achieve its objective by investing in a combination of affiliated underlying mutual funds (“Underlying Funds”) for which TCW Investment Management Company (the “Advisor”) acts as investment manager. The Underlying Funds may be purchased directly through a different prospectus which can be obtained by calling 800-386-3829 or from the website at www.tcw.com. Each Fund may also invest in exchange-traded funds (“ETFs”) within certain limits if the Advisor determines such investment to be desirable. The Advisor is also the investment manager for each of the LifePlan Funds. The LifePlan Funds seek to minimize the risks inherent in investing in a single fund by investing in several different Underlying Funds.

Under adverse market conditions, each Fund could invest some or all of its assets in money market funds or securities directly. Although the Funds would do this only for defensive purposes when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market and could have a negative impact on the Funds achieving their investment objectives.

Performance

The Conservative LifePlan Fund, Moderate LifePlan Fund, Aggressive LifePlan Fund and Global Aggressive LifePlan Fund have no historical performance to report because they started operations on November 16, 2006.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses if you buy and hold shares of the Funds, which are described in the tables below. By investing in a Fund, you will incur not only the expenses of the Fund, but also a proportionate share of the expenses of the Underlying Funds held by the Fund. The cost of investing in a Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load), and are not subject to Rule 12b-1 distribution fees. Each Fund invests in Class I shares of the Underlying Funds which are not subject to distribution fees but are subject to investment advisory fees and certain other expenses.

FEE TABLE

	Conservative LifePlan	Moderate LifePlan	Aggressive LifePlan	Global Aggressive LifePlan
Shareholder Transaction Fees

Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None
Contingent Deferred Sales Load	None	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None
Maximum Sales Charge (Load) on Purchases	None	None	None	None

Annual Fund Operating Expenses

Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	None	None
Other Expenses	5.85%	5.85%	5.85%	5.85%
Estimated Acquired Funds Fees and Expenses[1]	0.91%	1.05%	1.13%	1.16%
Total Annual Fund Operating Expenses	6.76%[2]	6.90%[2]	6.98%[2]	7.01%[2]

[1]	In addition to the “Other Expenses” which the Funds bear directly, the Funds’ shareholders indirectly bear the expenses of the underlying funds in which a Fund invests. The Funds’ estimated indirect expenses from investing in the underlying funds, based on its initial target allocations, is as shown in the table. Certain of the underlying funds expenses reflect fee reductions and waivers.
[2]	The Advisor has agreed in writing to reduce its fee or to pay the operating expenses of a Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of a Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper Inc. While such waiver is in effect, using the most recent fiscal year average net assets, the Total Annual Operating Expenses for the Conservative LifePlan Fund, Moderate LifePlan Fund, Aggressive LifePlan Fund and Global Aggressive LifePlan Fund are 1.11%, 1.10%, 1.21% and 1.25%, respectively. This agreement is terminable on six months notice.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years
Conservative LifePlan	$670	$1,975
Moderate LifePlan	$683	$2,012
Aggressive LifePlan	$691	$2,032
Global Aggressive LifePlan	$694	$2,040

CONSERVATIVE LIFEPLAN FUND

Investment Objectives/Approaches

The Fund is a fund of funds that seeks current income and, secondarily, long-term capital appreciation. The Fund’s Board of Directors may change this investment objective without shareholder approval.

•	To pursue its goal, the Fund invests in a combination of (i) fixed income funds, and (ii) equity funds, that utilize diverse investment styles, such as growth and/or value investing. The Fund’s emphasis on diversification is intended to temper volatility by lessening the effect of any one investment style. The Fund does this by investing in a combination of other TCW Funds – the Underlying Funds – through the implementation of a strategic asset allocation strategy.

•	The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s disciplined four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs an optimal portfolio model, issues allocation instructions and conducts analyses of the portfolio.

•	The equity Underlying Funds in which the Fund invests in turn invest principally in equity securities of large capitalization companies that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The equity Underlying Funds in which the Fund will principally invest are the Diversified Value, Large Cap Core and Large Cap Flexible Growth Funds.

•	The fixed income Underlying Funds in which the Fund invests in turn invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), other securities bearing fixed or variable interest rates of any maturity, and high yield/below investment grade bonds, commonly known as “junk” bonds. The fixed income Underlying Funds in which the Fund will principally invest are the Core Fixed Income, Money Market and Total Return Bond Funds.

•	The Fund invests between 40% and 80% of its net assets in money market, and short and long-term fixed income funds. Based on these limits, the Fund may invest up to 80% of its assets in the Core Fixed Income, Total Return Bond, Short Term Bond, High Yield Bond, Emerging Markets Income and Money Market Funds.

•	The Fund invests between 20% and 60% of its net assets in US and non-US equity funds. Based on these limits, the Fund may invest up to 60% of its assets in the Diversified Value, Dividend Focused, Equities, Focused Equities, Growth Equities, Large Cap Core, Large Cap Flexible Growth, Opportunity, Select Equity, Small Cap Growth, Value Added, Value Opportunities, Asia Pacific Equities, Emerging Market Equities, and Global Equities Funds.

•	The actual allocations may vary, and the Fund may also invest in ETFs from time to time. The Underlying Funds have been selected for investment over long time periods, but may be changed in the future at the discretion of the Advisor without advance notice to shareholders.

•	The Advisor determines and monitors the combination of, and allocation to, the Underlying Funds it believes will allow the Fund to achieve its investment goal. While there is no cap on investing in any one individual Underlying Fund, the Advisor will adhere to the asset class limitations described above.

•	The Advisor is the advisor to each Underlying Fund (other than any ETFs in which the Fund may invest from time to time) and is responsible for deciding which securities to purchase and sell for its respective Underlying Fund.

The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Market appreciation or depreciation may cause the Fund to deviate temporarily from the ranges discussed above. After the initial allocation, the Advisor determines when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The Advisor may modify the target allocation ranges due to market action or due to an investment decision recommended by the portfolio manager, without advance notice to shareholders.

The Underlying Funds use an expansive array of investment strategies and securities. For further details, please refer to the chart in the section entitled “Underlying Funds Description” or the sections entitled “Investment Objectives/Approaches” in the prospectuses of the Underlying Funds listed above. You may obtain a prospectus for the Underlying funds by calling 800-386-3829 or from the website at www.tcw.com.

Jeffrey E. Gundlach, Michael P. Reilly, Komal S.

Sri-Kumar and Allan R. Toole are the Fund’s portfolio managers

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of Underlying Funds. Achieving the Fund’s objective will also depend on the performance of the Underlying Funds, as well as the inherent risks of the Underlying Funds.

The primary risks affecting this Fund based on the risks of the Underlying Funds are:

•	price volatility

•	liquidity risk

•	equity risk

•	foreign investing risk (including emerging markets risk)

•	credit risk (including “junk bond” risk)

•	interest rate risk (including extension risk and prepayment risk)

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

MODERATE LIFEPLAN FUND

Investment Objectives/Approaches

The Fund is a fund of funds that seeks long-term capital appreciation and, secondarily, current income. The Fund’s Board of Directors may change this investment objective without shareholder approval.

•	To pursue its goal, the Fund invests in a combination of (i) equity funds, that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund does this by investing in a combination of other TCW Funds – the Underlying Funds – through the implementation of a strategic asset allocation strategy.

•	The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s disciplined four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs an optimal portfolio model, issues allocation instructions and conducts analyses of the portfolio.

•	The equity Underlying Funds in which the Fund invests in turn invest principally in equity securities of large and mid capitalization companies that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The equity Underlying Funds in which the Fund will principally invest are the Diversified Value, Growth Equities, Large Cap Core, Large Cap Flexible Growth and Value Opportunities Funds.

•	The fixed income Underlying Funds in which the Fund invests in turn invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), other securities bearing fixed or variable interest rates of any maturity, and high yield/below investment grade bonds, commonly known as “junk” bonds. The fixed income Underlying Funds in which the Fund will principally invest are the Core Fixed Income, High Yield Bond and Total Return Bond Funds.

•	The Fund invests between 20% and 60% of its net assets in money market, and short and long-term fixed income funds. Based on these limits, the Fund may invest up to 60% of its assets in the Core Fixed Income, Total Return Bond, Short Term Bond, High Yield Bond, Emerging Markets Income and Money Market Funds. The Fund invests between 40% and 80% of its net assets in US and non-US equity funds. Based on these limits, the Fund may invest up to 80% of its assets in the Diversified Value, Dividend Focused, Equities, Focused Equities, Growth Equities, Large Cap Core, Large Cap Flexible Growth, Opportunity, Select Equity, Small Cap Growth, Value Added, Value Opportunities, Asia Pacific Equities, Emerging Market Equities, and Global Equities Funds.

•	The actual allocations may vary, and the Fund may also invest in ETFs from time to time. The Underlying Funds have been selected for investment over long time periods, but may be changed in the future at the discretion of the Advisor without advance notice to shareholders.

•	The Advisor determines and monitors the combination of, and allocation to, the Underlying Funds it believes will allow the Fund to achieve its investment goal. While there is no cap on investing in any one individual Underlying Fund, the Advisor will adhere to the asset class limitations described above.

•	The Advisor is the advisor to each Underlying Fund (other than any ETFs in which the Fund may invest from time to time) and is responsible for deciding which securities to purchase and sell for its respective Underlying Fund.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Market appreciation or depreciation may cause the Fund to deviate temporarily from the ranges discussed above. After the initial allocation, the Advisor determines when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The Advisor may modify the target allocation ranges due to market action or due to an investment decision recommended by the portfolio manager, without advance notice to shareholders.

The Underlying Funds use an expansive array of investment strategies and securities. For further details, please refer to the chart in the section entitled “Underlying Funds Description” or the sections entitled “Investment Objectives/Approaches” in the prospectuses of the Underlying Funds listed above. You may obtain a prospectus for the Underlying Funds by calling 800-386-3829 or from the website at www.tcw.com.

Jeffrey E. Gundlach, Michael P. Reilly, Komal S.

Sri-Kumar and Allan R. Toole are the Fund’s portfolio managers

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of Underlying Funds. Achieving the Fund’s objective will also depend on the performance of the Underlying Funds.

The primary risks affecting this Fund based on the risks of the Underlying Funds are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	foreign investing (including emerging markets risk)

•	credit risk (including “junk bond” risk)

•	interest rate risk (including extension risk and prepayment risk)

•	investment style risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

AGGRESSIVE LIFEPLAN FUND

Investment Objectives/Approaches

The Fund is a fund of funds that seeks long-term capital appreciation. The Fund’s Board of Directors may change this investment objective without shareholder approval.

•	To pursue its goal, the Fund invests in a combination of (i) equity funds, that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund does this by investing in a combination of other TCW Funds – the Underlying Funds – through the implementation of a strategic asset allocation strategy.

•	The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s disciplined four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs an optimal portfolio model, issues allocation instructions and conducts analyses of the portfolio.

•	The Fund invests in Underlying Funds most of which hold primarily stocks. The Fund is designed for long-term investors interested in a primarily equity portfolio, including common stocks.

•	The equity Underlying Funds in which the Fund invests in turn invest principally in equity securities of issuers of any capitalization that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The equity Underlying Funds in which the Fund will principally invest are the Diversified Value, Growth Equities, Large Cap Core, Large Cap Flexible Growth, Opportunity, Small Cap Growth and Value Opportunities Funds.

•	The fixed income Underlying Funds in which the Fund invests in turn invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), other securities bearing fixed or variable interest rates of any maturity, and high yield/below investment grade bonds, commonly known as “junk” bonds. The Fund may invest in Underlying Funds that hold convertible debt securities. The fixed income Underlying Funds in which the Fund will principally invest are the Core Fixed Income, High Yield Bond and Total Return Bond Funds.

•	The Fund invests between 0% and 40% of its net assets in money market, and short and long-term fixed income funds. Based on these limits, the Fund may invest up to 40% of its assets in the Core Fixed Income, Total Return Bond, Short Term Bond, High Yield Bond, Emerging Markets Income and Money Market Funds.

•

The Fund invests between 60% and 100% of its net assets in US and non-US equity funds. Based on these limits, the Fund may invest up to 100% of its assets in the Diversified Value, Dividend Focused, Equities, Focused Equities, Growth Equities, Large Cap Core, Large Cap Flexible Growth, Opportunity,

Select Equity, Small Cap Growth, Value Added, Value Opportunities, Asia Pacific Equities, Emerging Market Equities, and Global Equities Funds.

•	The actual allocations may vary, and the Fund may also invest in ETFs from time to time. The Underlying Funds have been selected for investment over long time periods, but may be changed in the future at the discretion of the Advisor without advance notice to shareholders.

•	The Advisor determines and monitors the combination of, and allocation to, the Underlying Funds it believes will allow the Fund to achieve its investment goal. While there is no cap on investing in any one individual Underlying Fund, the Advisor will adhere to the asset class limitations described above.

•	The Advisor is the advisor to each Underlying Fund (other than any ETFs in which the Fund may invest from time to time) and is responsible for deciding which securities to purchase and sell for its respective Underlying Fund.

The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Market appreciation or depreciation may cause the Fund to deviate temporarily from the ranges discussed above. After the initial allocation, the Advisor determines when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The Advisor may modify the target allocation ranges due to market action or due to an investment decision recommended by the portfolio manager, without advance notice to shareholders.

The Underlying Funds use an expansive array of investment strategies and securities. For further details, please refer to the chart in the section entitled “Underlying Funds Description” or the sections entitled “Investment Objectives/Approaches” in the prospectuses of the Underlying Funds listed above. You may obtain a prospectus for the Underlying Funds by calling 800-386-3829 or from the website at www.tcw.com.

Jeffrey E. Gundlach, Michael P. Reilly, Komal S.

Sri-Kumar and Allan R. Toole are the Fund’s portfolio managers

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of Underlying Funds. Achieving the Fund’s objective will also depend on the performance of the Underlying Funds. Additionally, the Fund will be subject to the same inherent risks of the Underlying Funds.

The primary risks affecting this Fund based on the risks of the Underlying Funds are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	foreign investing (including emerging markets risk)

•	credit risk (including “junk bond” risk)

•	interest rate risk (including extension risk and prepayment risk)

•	investment style risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

GLOBAL AGGRESSIVE LIFEPLAN FUND

Investment Objectives/Approaches

The Fund is a fund of funds that seeks long-term capital appreciation. The Fund’s Board of Directors may change this investment objective without shareholder approval.

•	To pursue its goal, the Fund invests in a combination of (i) equity funds, that utilize diverse investment styles, such as growth and/or value investing, (ii) fixed income funds, and (iii) international funds. The Fund does this by investing in a combination of other TCW Funds – the Underlying Funds – through the implementation of a strategic asset allocation strategy.

•	The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s disciplined four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs an optimal portfolio model, issues allocation instructions and conducts analyses of the portfolio.

•	The Fund invests in Underlying Funds most of which hold primarily stocks. The Fund is designed for long-term investors interested in a primarily equity portfolio, including common stocks.

•	The equity Underlying Funds in which the Fund invests in turn invest principally in equity securities of both U.S. and non-U.S. companies, of any capitalization, that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The equity Underlying Funds in which the Fund will principally invest are the Diversified Value, Global Equities, Growth Equities, Large Cap Core, Large Cap Flexible Growth, Opportunity, Small Cap Growth and Value Opportunities Funds.

•	The fixed income Underlying Funds in which the Fund invests in turn invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities including emerging markets securities (government and corporate), other securities bearing fixed or variable interest rates of any maturity, and high yield/below investment grade bonds, commonly known as “junk bonds.” The Fund may invest in Underlying Funds that hold convertible debt securities. The fixed income Underlying Funds in which the Fund will principally invest are the Core Fixed Income, Emerging Markets Income, High Yield Bond and Total Return Bond Funds.

•	The Fund invests between 10% and 50% of its net assets in money market, and short and long-term fixed income funds. Based on these limits, the Fund may invest up to 50% of its assets and of the Core Fixed Income, Total Return Bond, Short Term Bond, High Yield Bond, Emerging Markets Income and Money Market Funds.

•	The Fund invests between 50% and 100% of its net assets in US and non-US equity funds. Based on these limits, the Fund may invest up to 100% of its assets in the

Diversified Value, Dividend Focused, Equities, Focused Equities, Growth Equities, Large Cap Core, Large Cap Flexible Growth, Opportunity, Select Equity, Small Cap Growth, Value Added, Value Opportunities, Asia Pacific Equities, Emerging Market Equities, and Global Equities Funds.

•	The actual allocations may vary, and the Fund may also invest in ETFs from time to time. The Underlying Funds have been selected for investment over long time periods, but may be changed in the future at the discretion of the Advisor without advance notice to shareholders.

•	The Advisor determines and monitors the combination of, and allocation to, the Underlying Funds it believes favorably represent the Fund’s investment goal. While there is no cap on investing in any one individual Underlying Fund, the Advisor will adhere to the asset class limitations described above.

•	The Advisor is the advisor to each Underlying Fund (other than any ETFs in which the Fund may invest from time to time) and is responsible for deciding which securities to purchase and sell for its respective Underlying Fund.

The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Market appreciation or depreciation may cause the Fund to deviate temporarily from the ranges discussed above. After the initial allocation, the Advisor determines when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The Advisor may modify the target allocation ranges due to market action or due to an investment decision recommended by the portfolio manager, without advance notice to shareholders.

The Underlying Funds use an expansive array of investment strategies and securities. For further details, please refer to the chart in the section entitled “Underlying Funds Description” or the sections entitled “Investment Objectives/Approaches” in the prospectuses of the Underlying Funds listed above. You may obtain a prospectus for the Underlying Funds by calling 800-386-3829 or from the website at www.tcw.com.

Jeffrey E. Gundlach, Michael P. Reilly, Komal S.

Sri-Kumar and Allan R. Toole are the Fund’s portfolio managers

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of Underlying Funds. Achieving the Fund’s objective will also depend on the performance of the Underlying Funds. Additionally, the Fund will be subject to the same inherent risks of the Underlying Funds.

The primary risks affecting this Fund based on the risks of the Underlying Funds are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	foreign investing (including emerging markets risk)

•	credit risk (including “junk bond” risk)

•	interest rate risk (including extension risk and prepayment risk)

•	defaulted securities risk

•	investment style risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

PRINCIPAL RISKS AND RISK DEFINITIONS

All of the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the asset allocations of the Funds will not accomplish what they were designed to achieve or that the Underlying Funds in which the Funds invest will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you—and the more you can lose. Since the Underlying Funds hold securities with fluctuating market prices, the value of individual Fund shares will vary as each Underlying Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You may lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Principal Risks of the Funds

All investments are subject to the risks discussed below. Please consider the following risks before investing in a Fund.

Funds of Funds Structure

The LifePlan Funds are “funds of funds.” Achieving the LifePlan Funds’ objectives will depend substantially on the performance of the Underlying Funds to which the LifePlan investments are allocated, which depends on the particular securities in which the Underlying Funds invest. Therefore, the LifePlan Funds are subject to all risks associated with the Underlying Funds. Because the performance for the LifePlan Funds depends on that of each Underlying Fund, performance may be subject to increased volatility. Additionally, operating expenses incurred by each Underlying Fund are borne indirectly by shareholders of the LifePlan Funds. The LifePlan Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the Underlying Funds in proportion to their allocations.

Asset Allocation Is Not a Guarantee Against Loss

While the LifePlan Funds, through asset allocation, seek to optimize returns given various levels of risk tolerance, you may still lose money and experience volatility (as noted above). Market and asset class performance may differ in the future from the historical performance and assumptions used to construct the Funds. You may achieve better returns by investing in an individual fund or funds representing a single asset class rather than by utilizing asset allocation.

Affiliated Underlying Funds Risk

The Advisor makes the decision of which Underlying Fund to select for the LifePlan Funds. The Underlying Funds pay an investment management and other fees to the Advisor and its affiliates,

and these fees differ among the Underlying Funds. This may create a conflict of interest when the Advisor selects Underlying Funds for investment by the LifePlan Funds. However, the Advisor, as the investment advisor to the LifePlan Funds, has fiduciary duties to each LifePlan Fund and their shareholders and must act in their best interest when selecting Underlying Funds.

In addition, a Fund may sell Underlying Funds in order to accommodate redemptions of the Fund’s shares, to change the percentage of its assets invested in certain Underlying Funds in response to economic or market condition, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. This may cause the Underlying Funds to incur transaction costs, a proportionate share of which would indirectly be borne by the LifePlan Funds.

Underlying Fund Selection Risk

There is the possibility that the selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of the alternative Underlying Funds that could have been selected to represent the investment category.

Securities Selection Risk

There is the possibility that the specific securities held in an Underlying Fund’s portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

Non-Diversified Status of Funds

Although certain of the Underlying Funds are diversified funds, because each Fund invests in a limited number of Underlying Funds, it is considered a non-diversified fund. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment in an Underlying Fund by a Fund may have a significant effect on performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Management Risk

There is the possibility that the strategies used by the Advisor and its selections will fail to produce the intended result.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities held in an Underlying Fund in which a Fund may invest. There is the possibility that the returns from the types of securities in which an Underlying Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Restrictions on trading volume in foreign markets can also affect price and liquidity.

Temporary Defensive Measures

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Exchange-Traded Funds (ETFs)

ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses similar to those of the Underlying Funds, including operating costs and advisory fees that you, as a shareholder in the fund, indirectly bear. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund that purchases ETFs. The LifePlan Funds may invest in ETFs in reliance on applicable law or exemptive relief obtained by such ETFs. You should be aware that the allocations of each LifePlan Fund may change accordingly without prior notice to shareholders if the LifePlan Funds rely on applicable law or exemptive relief already obtained by certain ETFs.

Principal Risks of the Underlying Funds

Each Fund, through its investment in the Underlying Funds and ETFs, may also be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others.

Price Volatility

There is the possibility that the value of a Fund’s portfolio will change as the prices of the investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund’s returns may vary and you may lose money. The Funds that invest primarily in equity securities of small or medium sized companies are subject to greater price volatility than other funds.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

Liquidity Risk

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it primarily invests in securities of medium and small sized companies; high yield bonds (debt instruments rated below investment grade); mortgage-backed securities; or foreign or emerging markets securities, which have all experienced periods of illiquidity.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions. If a Fund invests primarily in equity securities, it may be subject to greater equity risk.

Investment Style Risk

Certain Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles – “growth” or “value” styles - to select investments for the Funds. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Small and Medium Capitalization Company Risk

Funds that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund’s shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Foreign Currency Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund’s net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Risks Associated With Emerging Market Countries

The TCW Global Aggressive LifePlan Fund invests in emerging market countries. Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which certain of the Funds invest and adversely affect the value of assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds that invest in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Debt Securities

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting Debt instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Debt securities are subject to two primary types of risk: credit risk and interest rate risk.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

Certain of the Funds may invest in convertible securities rated below investment grade. The High Yield Bond Fund portfolio consists of below investment grade corporate securities while other Funds may invest in debt instruments rated below investment grade or in default. Debt instruments that are rated below investment grade or in default are considered to be speculative; they are also commonly known as “junk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund’s investment objective will be more dependent on the Advisor’s analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for a Fund to value accurately certain portfolio securities.

Certain Funds may invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities. These securities may not be backed by the full faith and credit of the United States government and are supported only by the credit of the issuer. Examples of such securities are mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities are neither issued nor guaranteed by the United States Treasury.

“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5-year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Defaulted securities risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceeding) is subject to significant uncertainties. Insolvency laws and practices in the projected issuers’ jurisdictions are different than these in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Mortgage-Backed Securities

Mortgage-Backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.

Credit and Market Risks of Mortgage-Backed Securities. Investments in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in a Fund’s net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times certain Funds may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a Fund’s higher yielding securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of certain Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower a Fund’s returns from stripped securities it holds.

Inverse Floaters. Certain of the fixed income Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds Index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The “leverage-like” characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Non-diversified Status of Underlying Funds

Some of the Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company.

To the extent a Fund invests a significant percentage of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, a Fund’s investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Securities Lending Risk

Each Underlying Fund may lend portfolio securities with a value up to 25% of the Fund’s total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Please see the Statement of Additional Information for each of the Funds for further information.

DESCRIPTION OF THE UNDERLYING FUNDS

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies	Diversified/Non-Diversified

TCW Money Market Fund	Current income, preservation of capital and liquidity	Invests in high credit quality, short-term money market securities	Diversified

TCW Core Fixed Income Fund	Maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle	Invests in fixed income securities.	Diversified

TCW High Yield Bond Fund	Maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle	Invests in high yield bonds, commonly known as “junk” bonds.	Diversified

TCW Short Term Bond Fund	Maximize current income	Invests in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations, or private issued mortgage-backed securities rated Aa or higher by Moody’s or AA or higher by S&P.	Diversified

TCW Total Return Bond Fund	Maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle	Invests in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States government, its agencies, instrumentalities or its sponsored corporations, or private issued mortgage-backed securities rated Aa or higher by Moody’s or AA or higher by S&P.	Diversified

TCW Asia Pacific Equities Fund	Long-term capital appreciation	Invests in equity securities of companies in the Asia Pacific Region, except Australia, Japan and New Zealand, or securities convertible into such equity securities.	Non-diversified

TCW Emerging Markets Equities Fund	Long-term capital appreciation	Invests in equity securities of companies in emerging market countries around the world.	Non-diversified

TCW Emerging Markets Income Fund	High total return from current income and capital appreciation	Invests in debt securities issued by Emerging Market Country governments or their agencies or instrumentalities or private corporate issuers.	Non-diversified

TCW Global Equities Fund	Long-term capital appreciation	Invests in equity securities of companies located in countries in the MSCI World Index.	Non-diversified

TCW Diversified Value Fund	Capital appreciation	Invests in equity securities of large capitalization companies.	Diversified

TCW Dividend Focused Fund	High level of dividend income	Invests at least 80% of the value of its net assets in equity securities of issuers which pay dividends.	Diversified

TCW Equities Fund	Long-term capital appreciation	Invests in equity securities of large capitalization companies trading below their intrinsic value.	Non-diversified

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies	Diversified/Non-Diversified

TCW Focused Equities Fund	Long-term capital appreciation	Invests in equity securities of 25 - 40 large capitalization companies.	Non-diversified

TCW Growth Equities Fund	Long-term capital appreciation	Invests in equity securities of emerging growth companies.	Non-diversified

TCW Large Cap Core Fund	Long-term capital appreciation	Invests 80% of the value of its net assets in equity securities of large cap growth and value companies with a market capitalization of greater than $3 billion dollars at the time of purchase.	Non-diversified

TCW Large Cap Flexible Growth Fund	Long-term capital appreciation	Invests in the equity securities of 35 – 50 large capitalization companies with a market capitalization of greater than $3 billion dollars at the time of purchase.	Non-diversified

TCW Opportunity Fund	Capital appreciation	Invests in equity securities of small capitalization companies.	Diversified

TCW Select Equities Fund	Long-term capital appreciation	Invests in common stock of large capitalization companies.	Non-diversified

TCW Small Cap Growth Fund	Long-term capital appreciation	Invests at least 80% of the value of its net assets in equity securities issued by small capitalization growth companies comprising the Standard & Poor’s Small Cap 600 Index. As of December 31, 2005, the market capitalization of companies included in Standard & Poor’s Small Cap 600 Index was between $46 million and $3.7 billion.	Non-diversified

TCW Value Added Fund	Long-term capital appreciation	Invests in equity securities issued by small capitalization value companies.	Non-diversified

TCW Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities of mid cap value companies.	Non-diversified

MANAGEMENT OF THE FUNDS

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of October 31, 2006, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $140 billion under management or committed to management.

Portfolio Managers

Below are the individuals who are primarily responsible for the day-to-day portfolio management of Funds, including a summary of their business experience during the past five years:

Jeffrey E. Gundlach	Group Managing Director and Chief Investment Officer, the Advisor and Trust Company of the West; President and Chief Investment Officer, TCW Asset Management Company

Michael P. Reilly	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Komal S. Sri-Kumar	Managing Director & Chairman, Comprehensive Asset Allocation Committee, the Advisor, TCW Asset Management Company and Trust Company of the West

Allan R. Toole	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in each Fund, a description of their compensation structure and information regarding the accounts they manage.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds do not pay any amounts to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it. However, the Advisor serves as investment advisor to the Underlying Funds and is paid a fee by the Underlying Funds for providing such service. Accordingly, shareholders of the Funds indirectly bear a portion of the fees paid by the Underlying Funds to the Advisor and other service providers, and the other expenses borne by the Underlying Funds.

A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for the Funds will be contained in the Funds’ annual report to shareholders for the period ended October 31, 2006.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Payments by the Advisor

The Advisor pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available from the Underlying Funds. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Funds and their shareholders. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. The LifePlan Funds currently offer Class N and Class I shares which both invest in Class I shares of affiliated Underlying Funds. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value per share. The Class N shares are also offered at the current net asset value per share, but will be subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

YOUR INVESTMENT

Account Policies and Services

Buying Shares

You pay no sales charges to invest in a Fund. Your price for a Fund’s shares is the Fund’s net asset value per share (NAV) which is based on the net assets of the Fund and the number of outstanding shares of that class. Each Fund’s assets consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values and may also consist of exchange-traded funds, which are valued at current market prices. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds’ transfer agent from dealers, brokers or other service providers (each, a “financial intermediary”) after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off time on the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. Investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. Such situations are particularly relevant for Funds and Underlying Funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security. The Funds will value their holdings in the Underlying Funds on the basis of the Underlying Funds’ NAV.

Minimums

	Initial	IRA	Additional
All Funds	$2,000	$500	$250

TCW Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check does not clear, you will be responsible for any loss a Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the

Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 Minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling Shares

You may generally sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. See “to Sell or Exchange Shares” below. NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the Funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the Funds’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Since securities that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby the NAV of the Fund) may change on days when shareholders will not be able to purchase or redeem shares.

Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written Sell Order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange Privilege

You can exchange Class I Shares from one Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third-Party Transactions

You may buy and redeem a Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account Statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household Mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General Policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, a Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

A Medallion signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

The Funds also reserve the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets).

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds and/or the Underlying Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. In addition, shareholders are limited to one exchange in shares out of the same Fund during any 15 day period. Shareholders who exceed these trading limits are still permitted to redeem their shares subject to any applicable redemption fee. Exceptions to these numerical trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including the investments in the Underlying Funds made by the LifePlan Funds and any other mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

To the extent the Advisor is able to identify trading activity of beneficial shareholders, the Advisor monitors such trading directly and applies the restrictions set forth above. The Advisor is unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus accounts maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Advisor to monitor and detect excessive share trading activity through omnibus accounts is very limited, and there is no guarantee that the Advisor will be able to identify shareholders who may be engaging in excessive trading activity through omnibus accounts or to curtail such trading. Because, as described above, certain asset allocation programs and omnibus accounts may not be subject to the Funds’ numerical trading limits and/or may pose difficulties for the Advisor in monitoring excessive trading activity, it is possible that shareholders trading through such accounts could trade beyond the limits described above, which could have an adverse impact on Fund performance. Rules recently adopted by the Securities and Exchange Commission will improve the ability of the Funds to obtain information regarding the trading activity of beneficial owners through omnibus accounts. However, these rules are not yet fully implemented and therefore the ability of the Funds to obtain and use this information to reduce excessive trading activity is not known at this time.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing:

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:

Via Regular Mail:

TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail:

TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone:

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

By Wire:

Have your bank send your investment to: U.S. Bank, N.A.	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services LLC
Account No. 182380074993
Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange:

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail:

Write a letter of instruction that includes:

your name(s) and signature(s) as they appear on the account form your account number

the Fund name

the dollar amount you want to sell or exchange

how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.
(800) 248-4486

Outside the U.S. (414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of a Fund will be declared and paid annually. Each Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and, if certain holding period requirements are met from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Distributions of long-term capital gains are generally taxed at the rate for long-term capital gains and distributions of short-term capital gains are generally taxed as ordinary income. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred. As a result of these factors, the use of the fund-of-funds structure by the Funds could therefore affect the amount, timing and character of distributions to shareholders.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Underlying Funds’ portfolio securities is in the best interests of Underlying Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll fee number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (iii) to certain third parties as necessary to provide services for the Underlying Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Underlying Funds to provide certain unaudited information regarding the portfolio composition of the Underlying Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Fund’s website. Top Ten quarter-end holdings lists for each U.S. and international equity fund and the High Yield Bond Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Underlying Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Underlying Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release the Underlying Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Underlying Funds, including the Underlying Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrator, as necessary for the provision of services to the Underlying Funds. No compensation is received by the Fund or the Advisor in connection with the disclosure of portfolio holdings information.

Financial Highlights

Because the LifePlan Funds have not yet commenced operations as of the date of this prospectus, financial highlights are not available for these Funds.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at www.sec.gov to view text-only versions of Fund documents filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com  •  www.tcw.com

SEC file number: 811 7170

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